UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2017

KORN/FERRY INTERNATIONAL

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14505	95-2623879
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Korn/Ferry International’s (the “Company”) 2017 Annual Meeting of Stockholders was held on September 27, 2017. At the 2017 Annual Meeting of Stockholders, stockholders of the Company (i) elected the eight nominees named in the Proxy Statement to serve as directors until the Company’s 2018 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal, (ii) approved a non-binding advisory resolution approving the Company’s executive compensation, (iii) recommended by non-binding vote a ONE YEAR frequency for future advisory votes to approve the Company’s executive compensation, (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year, (v) approved amendments to the Company’s Restated Certificate of Incorporation to remove the supermajority voting standard for future amendments to the Bylaws approved by the stockholders and (vi) approved amendments to the Company’s Restated Certificate of Incorporation to remove the supermajority voting standard to amend action by written consent right. To the extent applicable, set forth below are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each such matter.

(1)	Election of the eight nominees named in the Proxy Statement to serve on the Board of Directors until the 2018 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Doyle N. Beneby	46,389,262	231,377	3,762	3,418,399
Gary D. Burnison	46,588,365	33,769	2,267	3,418,399
William R. Floyd	46,299,939	320,700	3,762	3,418,399
Christina A. Gold	46,295,555	324,999	3,847	3,418,399
Jerry P. Leamon	46,310,786	310,093	3,522	3,418,399
Angel R. Martinez	46,575,557	45,127	3,717	3,418,399
Debra J. Perry	46,424,385	188,655	11,361	3,418,399
George T. Shaheen	45,494,118	1,127,067	3,216	3,418,399

(2)	Non-binding advisory resolution to approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
43,414,995	3,006,874	202,532	3,418,399

(3)	Non-binding vote on the frequency of future votes to approve the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
34,367,439	15,953	12,041,985	199,024	3,418,399

(4)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year.

For	Against	Abstain	Broker Non-Votes
49,159,002	552,826	330,972	N/A

(5a)	Approval of Amendments to the Company’s Restated Certificate of Incorporation to remove the supermajority voting standard for future amendments to the Bylaws approved by the stockholders.

For	Against	Abstain	Broker Non-Votes
45,980,526	458,326	185,549	3,418,399

(5b)	Approval of Amendments to the Company’s Restated Certificate of Incorporation to remove the supermajority voting standard to amend action by written consent right.

For	Against	Abstain	Broker Non-Votes
45,967,837	459,599	196,965	3,418,399

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
(Registrant)

Date: October 3, 2017

/s/ Jonathan Kuai
(Signature)
Name: Jonathan Kuai
Title: General Counsel and Corporate Secretary